UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

March 2, 2010
______________________
Date of Report (Date of earliest event reported)

OSI PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15190	13-3159796
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

41 Pinelawn Road
Melville, NY 11747
(Address of principal executive offices)

(631) 962-2000
(Registrant's telephone number, including area code)

N/A
(Former name or former address,
if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 2, 2010, OSI Pharmaceuticals, Inc. (“OSI”) issued a press release confirming that Astellas Pharma Inc. has commenced an unsolicited tender offer to acquire all of the outstanding common shares of OSI.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

OSI stockholders are advised to take no action at this time pending the review of the tender offer by the OSI Board of Directors.  OSI will file a solicitation/recommendation statement with the U.S. Securities and Exchange Commission (“SEC”). Investors and security holders of OSI are urged to read these and other documents filed with the SEC carefully in their entirety when they become available because they will contain important information.  Investors and security holders will be able to obtain free copies of these documents (when available) and other documents filed with the SEC by OSI through the web site maintained by the SEC at http://www.sec.gov.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated March 2, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2010	OSI PHARMACEUTICALS, INC.
	By:	/s/ Barbara A. Wood
Barbara A. Wood Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated March 2, 2010.